                                                                    EXHIBIT 10.4

                     RESTATED CONSENT AND VOTING AGREEMENT


         RESTATED CONSENT AND VOTING AGREEMENT (this "Agreement") is made as of this 16th day of May, 2002 by and among the undersigned stockholders (each a "Stockholder" and collectively, the "Stockholders") of Datek Online Holdings Corp., a Delaware corporation (the "Company") and Ameritrade Holding Corporation, a Delaware corporation ("Ameritrade"). Capitalized terms not otherwise defined herein have the meanings assigned thereto in the Merger Agreement (as defined below).


                                    RECITALS

         WHEREAS, the parties hereto entered into an Agreement Regarding Written Consent, dated as of April 6, 2002 (the "Original Agreement"), and they now desire to amend and restate the Original Agreement pursuant to this Agreement;

         WHEREAS, concurrently with the execution of this Agreement, Ameritrade, the Company, Arrow Stock Holding Corporation, a Delaware corporation ("Holdco"), Arrow Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Holdco ("A Merger Sub") and Dart Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Holdco ("D Merger Sub"), have entered into that certain Amended and Restated Agreement and Plan of Merger, dated as of the date hereof (as may be amended, the "Merger Agreement"), pursuant to which, among other things, A Merger Sub will be merged into Ameritrade and D Merger Sub will be merged into the Company (the "D Merger" and, together, the "Mergers") so that Ameritrade and the Company will each become a wholly-owned subsidiary of Holdco and the respective former stockholders of Ameritrade and the Company will be issued shares of capital stock of Holdco;

         WHEREAS, the Stockholders are the record and beneficial owners of shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share ("Series A Shares"), and shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share ("Series B Shares"), in the amounts and of the types set forth opposite each Stockholder's name on Annex A (the "Subject Shares");

         WHEREAS, pursuant to Reclassification Amendment 1 (as defined in the Merger Agreement), which shall become effective promptly after the date hereof, each Series A Share and Series B Share will be reclassified into a Series A Share or Series B Share, respectively, plus a number of shares of Special Voting Common Stock specified in Reclassification Amendment 1;

         WHEREAS, each Stockholder desires to waive all of its rights and claims against the Company and the surviving corporation of the D Merger now existing or hereafter arising, if any, pursuant to the Preferred Stock Purchase Agreement, dated July 20, 1999, among the Company and the investors listed in Schedule A thereto (the "Series A Purchase Agreement") and the Preferred Stock Purchase Agreement, dated November 30, 2000, among the Company and the investors listed in Schedule A thereto (the "Series B Purchase Agreement");

         WHEREAS, in order to facilitate the transactions contemplated by the Merger Agreement, the Stockholders desire to elect, pursuant to Section A.7 of Article Fourth of the Fourth Amended and Restated Certificate of Incorporation of the Company (as amended to the date hereof, the "Restated Charter"), to convert all Subject Shares which are Series A Shares into shares of the Company's Common Stock, par value $0.001 per share ("Common Stock") and, pursuant to Section B.6 of Article Fourth of the Restated Charter, to convert all Subject Shares which are Series B Shares into shares of Common Stock, the result of which conversions will be to cause the conversion of all outstanding Series A Shares, Series B Shares, shares of the Company's Series C Preferred Stock, par value $0.001 per share, and shares of the Company's non-voting Common Stock, par value $0.001 per share into shares of Common Stock.

         WHEREAS, as a condition to Ameritrade's entering into the Merger Agreement, Ameritrade has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement concurrently with the execution of the Merger Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Irrevocable Proxy. (a) Until this Agreement is terminated, each Stockholder (i) hereby irrevocably agrees to vote, and/or act by written consent with respect to, the Subject Shares, if any, owned by such Stockholder at any annual, special or other meeting of the holders of shares of the Company's capital stock and at any adjournment or postponement thereof or pursuant to any written consent in lieu of a meeting, to the fullest extent that the Subject Shares are entitled to be voted, in favor of the adoption of the Merger Agreement, approval of the Mergers and any other transactions contemplated by the Merger Agreement and (ii) in furtherance of the foregoing, hereby irrevocably appoints Ameritrade, its officers, agents and nominees, with full power of substitution, as proxy for and attorney in fact of the Stockholder to act with respect to and to vote, and/or act by written consent with respect to, the Subject Shares, if any, owned by the Stockholder for and in the name, place and stead of such Stockholder at any annual, special or other meeting of the holders of shares of the Company's capital stock and at any adjournment or postponement thereof or pursuant to any written consent in lieu of a meeting, to the fullest extent that the Subject Shares are entitled to be voted, in favor of the adoption of the Merger Agreement, approval of the Mergers and any other transactions contemplated by the Merger Agreement; provided, that Ameritrade or its officers and nominees may exercise this irrevocable proxy only if such Stockholder fails to comply with the terms of this Section 1(a)(i).. In all other matters, the Subject Shares shall be voted by and in the manner determined by the Stockholder. Each Stockholder hereby represents that he has not heretofore granted an irrevocable proxy with respect to the Subject Shares and hereby revokes any and all proxies which may heretofore have been granted with respect to the Subject Shares, except as set forth in Annex A.

         (b) Each Stockholder understands and acknowledges that Ameritrade is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with and as an inducement for the execution by Ameritrade of the Merger Agreement and to secure the performance of the duties of such Stockholder under this

Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may not be revoked. Each Stockholder hereby ratifies and confirms all that such proxy may lawfully do or cause to be done by virtue hereof. This proxy is executed and intended to be irrevocable in accordance with the provisions of the Delaware General Corporation Law.

         3. Registration Rights. The Stockholders hereby approve the Summary of Terms of Registration Rights Agreement in the form attached as Exhibit A hereto (the "Registration Rights Term Sheet"), and agree to enter into a definitive registration rights agreement with Holdco and certain other parties on the terms and conditions set forth in the Registration Rights Term Sheet on or prior to the Closing.

         4. Waiver. Each Stockholder hereby irrevocably waives, with respect to itself only, effective as of the Closing, any and all rights and claims against the Company and the surviving corporation of the D Merger now existing or hereafter arising, if any, pursuant to the Series A Purchase Agreement and the Series B Purchase Agreement.

         5. Conversion of Series A Shares. Pursuant to Section A.7 of Article Fourth of the Restated Charter, each of the Stockholders beneficially owning Series A Shares (collectively representing at least 85% of the outstanding Series A Shares), irrevocably elects, effective as of the close of business on the second business day preceding the expected date of the Closing under the Merger Agreement (provided that the Merger Agreement has theretofore been adopted by the stockholders of Ameritrade) to convert all of the issued and outstanding Series A Shares held by such Stockholder into shares of Common Stock; provided, however, that in the event of a valid termination of the Merger Agreement without consummation of the transactions contemplated therein (i) prior to the such time, this election shall be deemed cancelled, and (ii) after the time of such conversion, the Stockholders party hereto shall take all such steps as are necessary to cause the Company to authorize and issue to such Stockholders the Series A Shares surrendered on such conversion in exchange for the shares of Common Stock issued on such conversion (and any shares of capital stock of the Company issued upon the reclassification of such shares of Common Stock).

         6. Conversion of Series B Shares. Pursuant to Section B.6 of Article Fourth of the Restated Charter, each of the Stockholders beneficially owning Series B Shares (collectively representing at least 75% of the outstanding Series B Shares), irrevocably elects, effective as of the close of business on the second business day preceding the expected date of the Closing under the Merger Agreement (provided that the Merger Agreement has theretofore been adopted by the stockholders of Ameritrade) to convert all of the issued and outstanding Series B Shares held by such Stockholder into shares of Common Stock; provided, however, that in the event of a valid termination of the Merger Agreement without consummation of the transactions contemplated therein (i) prior to the such time, this election shall be deemed cancelled, and (ii) after the time of such conversion, the Stockholders party hereto shall take all such steps as are necessary to cause the Company to authorize and issue to such Stockholders the Series B Shares surrendered on such conversion in exchange for the shares of Common Stock issued on such conversion (and any shares of capital stock of the Company issued upon the reclassification of such shares of Common Stock).

         7. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Ameritrade that:

         (a) (i) The Subject Shares listed on Annex A opposite the Stockholder's name are the only shares of the Company's capital stock, securities convertible into the Company's capital stock, or other rights in respect of the Company's capital stock (collectively, "Securities") owned of record or beneficially by the Stockholder; (ii) except as set forth on Annex A, such Subject Shares are owned by the Stockholder, free and clear of all liens, claims, charges and encumbrances of any kind whatsoever except for liens, claims or charges arising from margin or other loans from a bank or brokerage firm and except as contemplated by this Agreement, and none of such Subject Shares is subject to any voting trust or other agreement or arrangement (except as created by this Agreement) with respect to the voting of such Subject Shares, except as set forth in Annex A, and (iii) the Stockholder does not presently own any options to purchase or rights to subscribe for or otherwise acquire any other Securities except as set forth in Annex A.

         (b) The Stockholder has full right, power and authority to execute and deliver this Agreement and to perform all of such Stockholders' obligations hereunder, and such execution, delivery and performance have been duly authorized by all requisite action of the Stockholder and no other legal proceedings are necessary therefor.

         (c) This Agreement has been duly and validly executed and delivered by the Stockholder and represents a valid and legally binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

         (d) Except as noted on Annex A, the execution, delivery and performance of this Agreement by the Stockholder will not constitute a violation of, conflict with or result in a default under (i) any contract, understanding or arrangement to which the Stockholder is a party or by which the Stockholder is bound or require the consent of any other person or any party pursuant thereto,
(ii) any judgment, decree or order applicable to the Stockholder, or (iii) any applicable law, statute, rule or regulation.

         8. Covenants of the Stockholders. Each Stockholder hereby covenants and agrees with Ameritrade that, until this Agreement terminates:

         (a) Except for pledges in existence as of the date hereof, and except as contemplated by the terms of this Agreement and the Stockholders Agreement, such Stockholder shall not, and shall cause its controlled Affiliates not to,
(i) directly or indirectly sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer"), or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any or all of the Subject Shares; provided, however, that, with the consent of Ameritrade (which consent shall not be unreasonably withheld), such Stockholder may pledge or encumber any Subject Shares so long as such pledge or encumbrance would not impair such Stockholder's ability to perform its obligations under this Agreement; or (ii) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting its ability to perform its obligations under this Agreement.

         (b) In the event of a stock dividend or distribution, or any change in the capital stock of the Company by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like (excluding the Merger), the term "Subject Shares" shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities of the Company into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

         (c) Such Stockholder shall not, nor shall such Stockholder permit any controlled Affiliate of such Stockholder to, nor shall such Stockholder act in concert with or permit any controlled Affiliate to act in concert with any Person to, deposit any Securities in a voting trust or subject any Securities to any arrangement or agreement with any Person with respect to the voting of such Securities, except as expressly provided by this Agreement or the Stockholders Agreement or as in existence as of the date hereof.

         9. Termination; Amendment. This Agreement (other than Section 4 and the provisos contained in Sections 5 and 6) shall terminate at the earlier of the Effective Time or immediately upon any termination of the Merger Agreement pursuant to its terms. Section 4 of this Agreement shall terminate immediately upon any termination of the Merger Agreement pursuant to its terms. This Agreement shall not be amended without the written consent of all parties hereto (including Ameritrade).

         10. Severability. Any term, provision, covenant or restriction contained in this Agreement held by a court or other Governmental Body of competent jurisdiction to be invalid, void or unenforceable shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable.

         11. [Intentionally Omitted]

         12. Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, agreements or representations by or between the parties, written and oral, with respect to the subject matter hereof and thereof.

         13. Successors; No Third Party Beneficiaries. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or dispatched by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                                    (i)   if to Ameritrade, to:

                           Ameritrade Holding Corporation
                           4211 South 102nd Street
                           Omaha, Nebraska  68127
                           Fax:             (402) 597-7789
                           Attention:       John R. MacDonald

                  with a copy to:

                           Mayer, Brown, Rowe & Mawe
                           190 South LaSalle Street
                           Chicago, Illinois  60603
                           Fax:             (312) 706-8195
                           Attention:       Carol S. Rivers


                                    (ii)  if to a Stockholder:

                                    to the address, and with copies, as set
                                    forth in Annex A.

                  with a copy to:

                           Fried, Frank, Harris, Shriver & Jacobson
                           One New York Plaza
                           New York, New York  10004
                           Fax:             (212) 859-4000
                           Attention:       F. William Reindel

         15. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         16. Specific Performance. The parties hereto agree that if for any reason Ameritrade or any Stockholder shall have failed to perform its respective obligations under this Agreement, then the party hereto seeking to enforce this Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that any party hereto may have against any other party hereto for any failure to perform its obligations under this Agreement.

         17. Governing Law. This Agreement shall be governed by the laws of the

State of New York without regard to its conflict of laws principles which might result in the applications of the law of any other jurisdiction, except to the extent that the Delaware General Corporation Law applies as a result of Ameritrade being a Delaware corporation.

         18. Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         19. Additional Subject Shares. Notwithstanding the provisions of
Section 18, in the event that any Stockholder acquires any additional Securities, (i) such Stockholder shall promptly notify Ameritrade in writing of such acquisition (other than in connection with Reclassification Amendment 1, the Pre-Closing Conversion and the Pre-Closing Reclassification) and (ii) such securities shall, without further action of the parties, be subject to the provisions of this Agreement, and Annex A will be deemed amended accordingly.



                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement, in one or more counterparts, as of the date first above written.


STOCKHOLDERS:

FINANZAS B.V. (as assignee of Europatweb N.V.)        TA/ADVENT VIII, L.P.
                                                      By:     TA Associates VIII, LLC,
By:                                                           its General Partner
       -------------------------------------------
       Name:
       Title:                                         By:     TA Associates, Inc., its Manager

                                                      By:
                                                             --------------------------------------
ADVENT ATLANTIC & PACIFIC III, L.P.                          Name:
                                                             Title:
By:    TA Associates AAP III Partners, L.P.,
       its General Partner                            TA ATLANTIC & PACIFIC IV, L.P.

By:    TA Associates, Inc., its General Partner       By:     TA Associates AP IV Partners, L.P.,
                                                              its General Partner
By:
       -------------------------------------------
       Name:                                          By:     TA Associates, Inc., its General Partner
       Title:
                                                      By:
                                                             --------------------------------------
TA EXECUTIVES FUND, LLC                                      Name:
                                                             Title:
By:    TA Associates, Inc., its Manager
                                                      TA INVESTORS, LLC
By:
       -------------------------------------------
       Name:                                          By:     TA Associates, Inc., its Manager
       Title:
                                                      By:
                                                             --------------------------------------
                                                             Name:
                                                             Title:

TA IX, L.P.

By:      TA Associates IX, LLC,
         its General Partner

         By:      TA Associates, Inc.,
                  its Manager

                  By:      ____________________________
                           Name:
                           Title:

ADVENT PGGM GLOBAL LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-A LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-B LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-C LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-D C.V.
DIGITAL MEDIA & COMMUNICATIONS III-E C.V.
GLOBAL PRIVATE EQUITY III LIMITED PARTNERSHIP
GLOBAL PRIVATE EQUITY IV LIMITED PARTNERSHIP

By:      Advent International Limited Partnership,
         its General Partner

         By:      Advent International Corporation,
                  its General Partner

                  By:      ____________________________
                           Name:
                           Title:


ADVENT PARTNERS DMC III LIMITED PARTNERSHIP
ADVENT PARTNERS GPE III LIMITED PARTNERSHIP
ADVENT PARTNERS (NA) GPE III LIMITED PARTNERSHIP
ADVENT PARTNERS LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IV LIMITED PARTNERSHIP
ADVENT PARTNERS (NA) GPE IV LIMITED PARTNERSHIP

By:      Advent International Corporation,
         its General Partner

         By:      ____________________________
                  Name:
                  Title:

ADVENT GLOBAL GECC III LIMITED PARTNERSHIP

By:      Advent Global Management Limited Partnership,
         its General Partner

         By:      Advent International Limited Partnership,
                  its General Partner

                  By:      Advent International Corporation,
                           its General Partner

                           By:      ____________________________
                                    Name:
                                    Title:


ADVENT INTERNATIONAL CORPORATION,
  as Voting Trustee, on behalf of First Union Capital Partners, LLC and Guayacan Private Equity Fund Limited Partnership

By:      ____________________________
         Name:
         Title

BAIN CAPITAL FUND VII, L.P.


BAIN CAPITAL VII COINVESTMENT FUND, L.P.

By:      Bain Capital Partners VII, L.P.,
         its General Partner

         By:      Bain Capital Investors, LLC,
                  its General Partner

                  By:      ____________________________
                           Name:
                           Title:


BCI DATEK INVESTORS, LLC

By:      ____________________________
         Name:
         Title:


BCIP ASSOCIATES II
BCIP ASSOCIATES II-B
BCIP TRUST ASSOCIATES II
BCIP TRUST ASSOCIATES II-B

By:      ____________________________
         Name:
         Title:

SILVER LAKE PARTNERS, L.P.

By:      Silver Lake Technology Associates, L.L.C.,
         its General Partner

         By:      ____________________________
                  Name:
                  Title:


SILVER LAKE INVESTORS, L.P.

By:      Silver Lake Technology Associates, L.L.C.,
         its General Partner

         By:      ____________________________
                  Name:
                  Title:


SILVER LAKE TECHNOLOGY INVESTORS, L.L.C.

By:      Silver Lake Technology Management, L.L.C.,
         its Managing Member

         By:      ____________________________
                  Name:
                  Title:


NON-STOCKHOLDER PARTY:


Ameritrade Holding Corporation



By:      ____________________________
         Name:
         Title:

                                     ANNEX A

                              SCHEDULED EXCEPTIONS

First Union Capital Partners, LLC and Guayacan Private Equity Fund Limited Partnership have entered into a voting trust agreement with respect to their Subject Shares with Advent International Corporation, as voting trustee, and an irrevocable proxy with respect to such Subject Shares has been granted to Advent International Corporation in connection with such voting trust agreement.

                 STOCKHOLDERS AND SECURITIES BENEFICIALLY OWNED

--------------------------------------------------------------------------------
                         SERIES A CONVERTIBLE PREFERRED
                      (CONVERTS TO COMMON ON A 2 X 1 BASIS)
--------------------------------------------------------------------------------

                                NAME                                       NUMBER OF
                                                                     SHARES (AS CONVERTED)
 --------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Finanzas B.V.                                                                    15,217,574
--------------------------------------------------------------------------------------------
TA/Advent VIII, L.P.                                                              5,580,748
--------------------------------------------------------------------------------------------
TA Atlantic & Pacific IV, L.P.                                                    2,257,854
--------------------------------------------------------------------------------------------
Advent Atlantic & Pacific III, L.P.                                               1,046,390
--------------------------------------------------------------------------------------------
TA Investors, LLC.                                                                  111,614
--------------------------------------------------------------------------------------------
TA Executives Fund, LLC                                                             106,034
--------------------------------------------------------------------------------------------
                                               SUB-TOTAL (SERIES A)              24,320,214
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               SERIES B PREFERRED
                     (CONVERTS TO COMMON ON A 10 X 1 BASIS)
--------------------------------------------------------------------------------

                               NAME                                       NUMBER OF
                                                                    SHARES (AS CONVERTED)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Bain Capital Fund VII, L.P.                                                      20,555,340
--------------------------------------------------------------------------------------------
Bain Capital VII Coinvestment Fund, L.P.                                          7,604,870
--------------------------------------------------------------------------------------------
BCIP Associates II                                                                  866,650
--------------------------------------------------------------------------------------------
BCIP Associates II-B                                                                168,600
--------------------------------------------------------------------------------------------
BCIP Trust Associates II                                                            180,400
--------------------------------------------------------------------------------------------
BCIP Trust Associates II-B                                                          142,690
--------------------------------------------------------------------------------------------
BCI Datek Investors, LLC                                                          5,043,279
--------------------------------------------------------------------------------------------
Silver Lake Partners, L.P.                                                       22,316,400
--------------------------------------------------------------------------------------------
Silver Lake Investors, L.P.                                                         643,602
--------------------------------------------------------------------------------------------
Silver Lake Technology Investors, L.L.C.                                            493,740
--------------------------------------------------------------------------------------------
TA IX, L.P.                                                                      16,928,242
--------------------------------------------------------------------------------------------
TA Atlantic & Pacific IV, L.P.                                                    1,859,285
--------------------------------------------------------------------------------------------
TA/Advent VIII, L.P.                                                                493,740
--------------------------------------------------------------------------------------------